EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Versata, Inc. (the “Company”) for the period ended January 31, 2003, as filed with the Securities and Exchange Commission on March 14, 2003 (the “Report”), I, James Doehrman, Chief Operating Officer, Chief Financial Officer, Secretary and Executive Vice President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the periods expressed in the Report.

Date: March 14, 2003	By /s/ James Doehrman

James Doehrman
Chief Operating Officer, Chief Financial Officer, Secretary and Executive Vice President